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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    January 6, 1997





                             OLYMPIC FINANCIAL LTD.
               (Exact name of registrant as specified in charter)


Minnesota                    0-20526                   41-1664848
(State or other           (Commission File           (IRS Employer
jurisdiction of              Number)               Identification No.)
incorporation)



7825 Washington Avenue South, Minneapolis, MN          55439-2435
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (612) 942-9880






         (Former name or former address, if changed from last report)



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Item 5.  Other Events

The Registrant has announced that Richard A. Greenawalt has accepted the position of President and Chief Executive Officer of the Registrant. The Registrant has also announced that Warren Kantor has been elected Chairman of the Board of Directors of the Registrant. Further information related to these developments are contained in the press release, dated January 6, 1997, issued by the Registrant, a copy of which is attached hereto as an exhibit and is incorporated herein by reference.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              OLYMPIC FINANCIAL LTD.



                                          /s/ James D. Atkinson III
                                              James D. Atkinson III
                                              Senior Vice President,
                                              Secretary and Corporate
                                              Counsel

January 14, 1997